SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) AUGUST 15, 2002
                                                          ---------------


                            ATX COMMUNICATIONS, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                    000-49899                13-4078506
  (State or Other Jurisdiction       (Commission            (IRS Employer
     of Incorporation)               File Number)         Identification No.)

           110 East 59th Street, 26th Floor, New York, New York 10022
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including area code (212) 906-8485
                                 --------------

                             CORECOMM HOLDCO, INC.
                              ---------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 9

On August 16, 2002, ATX Communications, Inc. issued a press release announcing that it has received notification from the Nasdaq Listing Qualifications Panel that it has denied ATX's request for continued listing on the Nasdaq National Market and that its common stock will be delisted at the opening of business on August 16, 2002. ATX's common stock is eligible to trade on the OTC Bulletin Board (OTCBB), and it is anticipated that it will begin trading on the OTCBB on August 16, 2002 under the symbol COMM.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

  99.1   Press release, issued August 15, 2002

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ATX COMMUNICATIONS, INC.
                                    (Registrant)


                                    By:     /s/ Michael A. Peterson
                                        ---------------------------------------
                                    Name:   Michael A. Peterson
                                    Title:  Executive Vice President -
                                            Chief Operating Officer and
                                            Chief Financial Officer


Dated: August 16, 2002

                                  EXHIBIT INDEX
                                 -------------
Exhibit

99.1      Press release, issued August 15, 2002